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                                                                      Exhibit 99

                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of CVF Technologies Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 6, 2003                           /s/ Jeffrey I. Dreben
                                              ---------------------
                                                         Jeffrey I. Dreben,
                                                         Chief Executive Officer

Dated: June 6, 2003                           /s/ Robert L. Miller
                                              --------------------
                                                         Robert L. Miller,
                                                         Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.